STANDBY PURCHASE AGREEMENT

February 15, 2011

Pittsburgh & West Virginia Railroad
#2 Port Amherst Drive
Charleston, West Virginia 25306

Dear Pittsburgh & West Virginia Railroad:

This letter confirms our agreement with respect to the intention of Pittsburgh & West Virginia Railroad., a Pennsylvania unincorporated business trust (the “Company”), to raise additional capital through a rights offering, of 113,250 shares (the “Underlying Shares”) of the Company’s common shares, no par value per share (the “Common Shares”), to its shareholders of record as of date to be determined (“Rights Offering”) with the participation of the Standby Purchaser for any unsubscribed shares in the Rights Offering (The Rights Offering and the offering to the Standby Purchaser are hereinafter referred to as the “Offering”). Capitalized terms used herein and not defined herein shall have the meanings set forth in the Prospectus (as hereinafter defined).

A REGISTRATION STATEMENT ON FORM S-3 (THE “REGISTRATION STATEMENT”) RELATING TO THE COMPANY’S COMMON SHARES WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) ON FEBRUARY 15, 2011. NO OFFER TO BUY SECURITIES CAN BE ACCEPTED AND NO PART OF THE PURCHASE PRICE CAN BE RECEIVED UNTIL THE REGISTRATION STATEMENT HAS BECOME EFFECTIVE, AND ANY SUCH OFFER MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE.

1. Purchase and Sale of Unsubscribed Shares.   Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to Hudson Bay Partners, LP as a standby purchaser (the “Standby Purchaser”), and the Standby Purchaser agrees to purchase from the Company, at the subscription price set forth in the Rights Offering (the “Subscription Price”), the number of Underlying Shares, (up to 113,250 Underlying Shares in total) (the “Standby Shares”), that remain available for subscription after allocating all of the Underlying Shares validly subscribed for through the exercise of rights (the “Rights”) in the Rights Offering (such remaining shares being hereinafter referred to as the “Unsubscribed Shares”).

2. The Closing.   As soon as practicable following its determination of the number of Unsubscribed Shares, the Company shall notify the Standby Purchaser of the number of Standby Shares, if any, to be purchased by the Standby Purchaser pursuant to Section l. The delivery of and payment for the Standby Shares shall take place at the offices of Morrison & Cohen LLP, 909 Third Avenue, New York, New York 10022, or such other location as the parties agree, promptly following the expiration date of the Rights Offering, such time and date to be not more than ten (10) business days after the foregoing notification and to be specified therein (such time and date being referred to as the “Closing Time,” the date of the Closing Time being referred to as the “Closing Date” and the consummation of the transaction being referred to as the “Closing”).

3. Delivery of Standby Shares.   At the Closing, the Standby Shares to be purchased by the Standby Purchaser hereunder, registered in the name of the Standby Purchaser or its assignee and/or nominee(s), as the Standby Purchaser may specify in writing at least three (3) days prior to the Closing Date, shall be delivered by or on behalf of the Company to the Standby Purchaser, for the Standby Purchaser’s account, against delivery by the Standby Purchaser of the Subscription Price therefor in immediately available funds in the form of one or more federal funds checks or a wire transfer to an account designated by the Company.

4. Representations and Warranties.  The Company and the Standby Purchaser hereby confirm their agreement as follows:

(a) The Company represents and warrants to, and covenants with, the Standby Purchaser as follows:

(i)
The Company has filed a Registration Statement relating to the Offering on Form S-3 with the SEC and all amendments thereto. Such Registration Statement as amended at the time it becomes effective (the “Effective Date”), including all exhibits and all information incorporated therein by reference, is herein called the “Registration Statement.” The prospectus filed with the SEC pursuant to the Securities Act of 1933 (the “Securities Act”) and the regulations promulgated thereunder (“Regulations”), and which constitutes a part of the Registration Statement, as amended, supplemented and otherwise finalized, and all information incorporated therein by reference, is herein called the “Prospectus.”

(ii)
The Underlying Shares and the Standby Shares have been duly authorized by the Company, and when issued and delivered by the Company against payment therefor, will be duly and validly issued, fully paid and non-assessable. The Rights have been duly authorized by the Company, and when issued and delivered by the Company, will constitute valid and legally binding obligations of the Company, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(iii)
The Company is an unincorporated business trust and is validly existing as a business trust in good standing under the laws of the State of Pennsylvania, with the requisite power and authority to perform its obligations under this Agreement.

(iv)
The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Company; this Agreement has been duly executed and delivered by the Company; and this Agreement, when duly executed and delivered by the Standby Purchaser, will constitute a valid and legally binding agreement of the Company enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(v)
On the Closing Date, on the Effective Date, at each time the Registration Statement or any amendment or supplement thereto was filed with the SEC pursuant to the Securities Act and the Regulations and at each time a sale of securities in connection with the Offering was agreed, (a) the Registration Statement and the Prospectus complied and will comply in all material respects with the requirements of the Securities Act and the Regulations; and (b) neither the Registration Statement nor the Prospectus contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing does not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished by the Standby Purchaser to the Company expressly for use therein.

(vi)
Neither the Company nor any of its direct or indirect subsidiaries (“Subsidiaries”) is in violation of its articles of incorporation, articles of organization, code of regulations or operating agreement, or in default under any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, the effect of which violation or default would be material to the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, and the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or its Subsidiaries or conflict with, or constitute or result in a breach of or default under, or the terms of any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any of the Company’s or any Subsidiary’s properties or assets are bound, or result in a violation of the certificate of incorporation, articles of association, certificate of trust or code of regulations of the Company or any of its Subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Subsidiaries or any of their property; and, except as required by the Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state securities law, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

(vii)
The Company is not, and after giving effect to the Offering and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940.

(viii)
There is and has been no failure on the part of the Company and any of the Company’s trustees or officers (other than David Lesser, as to whom the Company makes no representation), in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ix)
The Company has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and the Company is not aware of any such action taken or to be taken by any person.

(b) The Standby Purchaser represents and warrants to, and covenants with, the Company as follows:

(i)
The Standby Purchaser is a Limited Partnership duly organized, validly existing and in good standing under the laws of its jurisdiction, with full power and authority to perform its obligations under this Agreement.

(ii)
The Standby Purchaser has received from the Company and has reviewed a copy of the Prospectus as well as the public documents filed in connection therewith through the date hereof, and except as set forth in this Agreement and in the Prospectus, the Standby Purchaser is not relying on any information other than information contained in this Agreement or the Prospectus.

(iii)
The Standby Purchaser is acquiring the Standby Shares pursuant to this Agreement for its own account for investment only and not with a view to any resale, distribution or other disposition thereof except as provided herein.

(iv)
The execution, delivery and performance of this Agreement by the Standby Purchaser and the consummation by the Standby Purchaser of the transactions contemplated hereby have been duly authorized by all necessary action of the Standby Purchaser; and this Agreement, when duly executed and delivered by the Standby Purchaser, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ fights and to general equity principles.

(v)
The Standby Purchaser is not insolvent and has sufficient financial ability to purchase the Standby Shares on the terms and conditions contained in this Agreement and will have the necessary funds on the Closing Date.

(vi)
No state, federal or foreign regulatory approvals, permits, licenses or consents or other contractual or legal obligations are required with respect to the Standby Purchaser in order for the Standby Purchaser to enter into this Agreement or purchase the Standby Shares.

(vii)
The execution and delivery of this Agreement, the consummation by the Standby Purchaser of the transactions herein contemplated and the compliance by the Standby Purchaser with the terms hereof do not and will not conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Standby Purchaser is a party or by which any of the Standby Purchaser’s properties or assets are bound, or any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Standby Purchaser or any of the Standby Purchaser’s properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any such government, governmental instrumentality or court, domestic or foreign, is required for the valid authorization, execution, delivery and performance by the Standby Purchaser of this Agreement or the consummation by the Standby Purchaser of its obligations in connection with the transactions contemplated by this Agreement that will not have been obtained prior to the Closing.

(viii)
The Standby Purchaser has not taken and will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of any securities of the Company, and the Standby Purchaser is not aware of any such action taken or to be taken by any person.

5. Conditions. The respective obligations of the Company to sell and the Standby Purchaser to purchase Standby Shares as set forth in this Agreement are subject to the following conditions:

(a)
No order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceedings for such purpose shall be pending before or, to the knowledge of the Company or the Standby Purchaser, threatened by the SEC and any requests for additional information by the SEC (to be included in the Registration Statement, in the Prospectus or otherwise) shall have been complied with.

(b)
The representations and warranties of the Company and the Standby Purchaser contained herein shall be true and correct as of the Closing Date, and the Company and the Standby Purchaser shall each have performed all covenants and agreements herein required to be performed on its part at or prior to the Closing Date.

(c)	The Company shall have conducted the Rights Offering substantially in the manner described in the Registration Statement.

(d)
There shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Prospectus as of the date of this Agreement.

6. Termination.

(a)
The Standby Purchaser may terminate this Agreement (i) upon the occurrence of a suspension of trading in the Common Shares, the establishment of limited or minimum prices for the Common Shares or a general suspension of trading in or the establishment of limited or minimum prices on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, any banking moratorium in the United States, any suspension of payments with respect to banks in the United States or a declaration of war or national emergency in the United States, (ii) prior to the expiration of the Offering, if the Company experiences a material adverse change in its financial condition from its financial condition at December 31, 2010 and (iii) if the Company materially breaches the Standby Purchase Agreement, and such breach is not cured within three (3) days.

(b)
In the event (x) the Company, in its reasonable judgment, determines that it is not in the best interests of the Company and its shareholders to go forward with the Rights Offering or (y) consummation of the Rights Offering is prohibited by law, rule or regulation and the Company terminates the Rights Offering.

(c)
Either of the parties hereto may terminate this Agreement if the transactions contemplated hereby are not consummated by March 31, 2011, through no fault of the terminating party. In addition, this Agreement shall terminate upon mutual consent of the parties hereto.

(d)
The Company and the Standby Purchaser hereby agree that any termination of this Agreement pursuant to Sections 7(a), (b) or (c) (other than termination by one party in the event of a breach of this Agreement by the other party or a misrepresentation of any of the statements made hereby by the other party), shall be without liability of the Company or the Standby Purchaser.

7. Continuing Provisions. The representations and warranties of the Company and the Standby Purchaser set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date. All of the covenants, agreements and obligations of each of the Company and the Standby Purchaser required to be performed by the Closing Date shall have been duly performed and complied with by the Closing Date unless such performance shall have been waived in writing by the Company or the Standby Purchaser, as the case may be. The respective representations, warranties, covenants, agreements and obligations of the parties to this Agreement shall survive the Closing Date.

8. Recapitalization. Other than as disclosed in the Prospectus, prior to Closing, the Company shall not split, combine, reclassify or repurchase any of its capital stock or declare or pay any extraordinary dividends on any of its capital stock.

9.  Miscellaneous. This Agreement is made solely for the benefit of the Standby Purchaser and the Company, and their respective successors and permitted assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.

10. Assignment. The Standby Purchaser intends to assign all or a portion of its purchase right contemplated hereunder to an affiliate which will be under common control with the Standby Purchaser and which in turn will make the investment.  In addition, the Standby Purchaser will have the right to assign a portion of the purchase right contemplated hereunder to members of the Board of Directors of the Company and to affiliates, employees or consultants of Hudson Bay Partners, LP.  Such assignments will not relieve the Standby Purchaser of its purchase obligations contemplated hereunder.

11. Entire Agreement.  This Agreement constitutes the entire agreement and understanding between the Standby Purchaser and the Company, and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any one or more of the provisions contained in this Agreement, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect under the laws of any jurisdiction, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way affected or impaired thereby or under the laws of any other jurisdiction.

12. Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all such counterparts together constitute but one and the same instrument.

13. Amendments.  This Agreement may not be amended, modified or changed, in whole or in part, except by an instrument in writing signed by the Company and the Standby Purchaser.

14. Notices. Except as otherwise provided in this Agreement, and unless otherwise notified by the respective addressee, all notices and communications hereunder shall be in writing and mailed or delivered or by facsimile or telephone if subsequently confirmed in writing, to:

If to the Company:

Pittsburgh & West Virginia Railroad
#2 Port Amherst Drive
Charleston, West Virginia 25306
Attention: Robert McCoy, Secretary and Treasurer
Telephone: 304-926-1124

With a copy to:

Morrison & Cohen LLP
909 Third Avenue
New York, New York 10022
Attention: Richard Baumann
Facsimile: 917-522-9934

If to the Standby Purchaser:

Hudson Bay Partners, LP
55 Edison Ave.
West Babylon, NY 11704
Attention:  David Lesser
Facsimile: 212-202-5415

16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof.

17. Business Day.  The term “business day” shall mean a day on which banking institutions are open generally in New York.

IN WITNESS WHEREOF, and intending to be legally bound hereby, each of the Standby Purchaser and the Company has signed or caused to be signed its name as of the day and year first above written.

HUDSON BAY PARTNERS, LP

By:
Name:	David Lesser
Title:	President – General Partner

Agreed and Accepted
As of the 15 day of February 2011

PITTSBURGH & WEST VIRGINIA RAILROAD

By:
Name:
Title: